First Allmerica Financial Life Insurance Company	allmericafinancial.com
440 Lincoln Street	* 800.828.2752 – Commonwealth Annuity Value Generation
Worcester, MA 01653	* 800.782.8321 – Directed Advisory Solutions
508-855-1000 – phone	* 800.533.7881 – Exec Annuity Plus, Commonwealth Annuity Advantage, Immediate Variable Annuity, Commonwealth Annuity Premier Choice

ANNUAL REPORT - 12/31/2006

FOR CONTRACT HOLDERS OF:	EXEC ANNUITY PLUS, COMMONWEALTH ANNUITY ADVANTAGE, IMMEDIATE VARIABLE ANNUITY, COMMONWEALTH ANNUITY PREMIER CHOICE, DIRECTEDADVISORYSOLUTIONS AND ALLMERICA VALUE GENERATION

March 16, 2007

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-8114 1933 Act Registration Numbers: 33-71052, 333-81859, 333-38276, 333-90545, 333-87105 CIK: 0000914284 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	March 2, 2007
AIM Variable Insurance Funds	896435	February 23, 2007
AllianceBernstein Variable Products Series Fund, Inc.	825316	March 5, 2007
Delaware VIP Trust	814230	March 9, 2007
DWS Investments VIT Funds	1006373	February 26,2007 February 26, 2007
DWS Variable Series II	810573	March 1, 2007
Eaton Vance Variable Trust	1121746	March 9, 2007 March 12, 2007
Fidelity Variable Insurance Products Fund	356494	February 26, 2007 March 1, 2007
Fidelity Variable Insurance Products Fund II	831016	February 26, 2007 March 1, 2007 March 5, 2007

Fidelity Variable Insurance Products Fund III	927384	March 1, 2007
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2007 March 1, 2007 March 1, 2007
Janus Aspen Series	906185	February 23, 2007
MFS Variable Insurance Trust	918571	February 28, 2007
Oppenheimer Variable Account Funds	752737	March 1, 2007
Pioneer Variable Contracts Trust (Class II)	930709	February 26, 2007
T. Rowe Price International Series, Inc.	918292	February 26, 2007

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Marilyn Smith

Marilyn Smith
Vice President

First Allmerica Financial Life Insurance Company

440 Lincoln Street * Worcester, MA 01653